Exhibit 10.16.7

CONFIDENTIAL TREATMENT

[NAVTECH LOGO]

TERRITORY LICENSE NO. 2
Quick Reference Title:	Server-Based Fleet Transactions (NA)

Pursuant to the Data License Agreement between Navigation Technologies Corporation (“NTC”) and Licensee dated as of the Effective Date identified therein and reiterated below (“Agreement”), which Agreement was assigned by NTC to Navigation Technologies North America, LLC (“NT”) pursuant to Section 3.1 of the Agreement, NT and Licensee hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit A hereto.

Licensee:	TELEVIGATION, INC.
Effective Date of Agreement:	1 DECEMBER 2002
Effective Date of Territory License:	30 JUNE 2003
I. Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue until 30 November 2003 unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVIGATION TECHNOLOGIES NORTH AMERICA, LLC		TELEVIGATION, INC.

By:	/s/ Lawrence M, Kaplan	By:	/s/ Salman Dhanani

Name:	Lawrence M. Kaplan	Name:	Salman Dhanani

Title:	VP & General Counsel	Title:	Sr. Director of Marketing

CONFIDENTIAL TREATMENT

TERMS AND CONDITIONS

II.	Territory.

US/Canada (the United States, excluding its territories and possessions; and the provinces of Canada)

III.	Data Content & Quality. NAVTECH Standard Data

The NAVTECH Data is NAVTECH Standard Data, as specified in NT’s NAVTECH Standard Data Content & Quality Specification (v.11.20.02) (“Specification”), and shall comply with the Verification Procedure for Accuracy and Completeness set forth in the Specification. To the extent that the NAVTECH Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Licensee’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance.

IV.	Application. Server-Based Fleet Transaction Application, as defined in Exhibit B, Section I.

V.	Use Rights. Pursuant to Section 4.1 of the Agreement, use of the NAVTECH Data is limited to:

A.	using NAVTECH Data in Licensee’s internal operations for the purpose of making the Application operable therewith and for testing and development of the Application; and

B.	storing a Copy of all or any portion of the NAVTECH Data on one or more internal servers possessed or otherwise controlled by Licensee; and

C.	using the NAVTECH Data of subpart (A) together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV.

VI.	Fees to NT.

A.	License Fees. License fee amounts and due dates are set forth in Exhibit B, Section II hereto.

B.	Additional Data Delivery Fees. For delivery of additional copies of the Data by NT to Licensee pursuant to Section 7 of the Agreement, Licensee shall pay NT a services fee of [*****] per physical storage media of the delivery, plus a shipping charge of [*****] per location to which delivery is requested. Such fees and charges shall be due within thirty (30) days of invoice from NT.

VII.	Minimum Annual License Fee. [*****]

VIII.	Currency. U.S. Dollars.

IX.	End-User Terms. Attached as Exhibit C. In all instances where the Application uses, accesses, reflects or relies upon any portion of the NAVTECH Data to deliver information to End-Users, Licensee shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.	Additional Provisions.

A.	POI Usage - North America. The NAVTECH Data may include POIs for North America that NT licensed from a third party. To assist NT in determining royalties that may be due to such third party, Licensee, upon NT’s reasonable request, will fill out and submit to NT a POI Usage Form indicating the POIs in the NAVTECH Data that Licensee is using in the Application, and will notify NT of any subsequent change in such POI usage.

B.	NT Marks & Legends. For purposes of this TL, Licensee’s obligations under Section 12.1 of the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.	Marks. displaying the NAVTECH ON BOARD logo on or immediately adjacent to each display of a Transaction; and

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

CONFIDENTIAL TREATMENT

EXHIBIT A

DEFINITIONS

“Automatic Vehicle Location Transaction” means, with respect to a [*****], a [*****], and may also include [*****].

“Automatic Vehicle Location & Routing Transaction means, with respect to a [*****], any one or more of [*****].

“Copy” [*****]

“Device” means any computer device and/or communication device.

“Data Access Restrictions” [*****]

“Excluded Applications” means any use of the NAVTECH Data (i) for or with [*****], (ii) with or [*****]; (iii) for, or in connection with, [*****], or (iv) in any other manner not otherwise expressly authorized under this TL.

“Fleet Optimization” means calculating or [*****] that in any manner gives consideration to the [*****].

“Fleet Transaction” means [*****] Transaction or [*****] Transaction.

“Identified End-User” means an End-User who Licensee specifically identifies by name, address and other information and whose usage of the Application Licensee [*****] in connection with each Transaction. Identified End-User does not include [*****].

“Identified Vehicle” means, with respect to [*****] using the Application.

“Monthly Subscription” means the provision of an unlimited number of Transactions to an Identified End-User based on a subscription for that type of Transaction to which such Identified End-User subscribes in advance for a [*****] period.

“Restricted POI Limitations” means as follows: The [*****] in the Data for the Territory of [*****] in the categories of [*****], are subject to two cumulative restrictions on use, the first of which is specified to align the scope of use with the level of license fees charged by NT under this Agreement (and in the absence of which would require significant, additional license fees hereunder), and the second of which is mandated by NT’s supplier for such [*****]. These two restrictions are specified in the following subparts (i) and (ii), respectively:

(i) The [*****] may only be used in an Application as follows: (a) searched by the End User in order to [*****]; and/or (b) searched to be [*****], except that all of the data elements for [*****];

(ii) The searches to which use of the [*****] are restricted under subpart (i) may only be conducted in either of the following two ways:

(1) Searches by [*****]. End Users may search the [*****].

(2) Searches by [*****]. End Users may search by [*****].

“Server-Based Application” means a system comprising a software application developed by or for Licensee which is [*****], and which Licensee makes accessible to End-Users, [*****], and incorporates and uses the NAVTECH Data solely to derive Transactions and deliver each such Transaction, [*****], to the End-User for the End-User’s immediate or near immediate personal use. End-Users may [*****] solely for the End-User’s own immediate or near term immediately personal use.

“Transaction” means a [*****] Transaction.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT B

APPLICATION & LICENSE FEES

I.	Application. Subject to the Data Access Restrictions, [*****] Limitations and all other restrictions set forth in the Agreement, “Server-Based Fleet Transaction Application” means a [*****] Application that uses the NAVTECH Data solely for the following Transactions, but does not include Excluded Applications:

A.	[*****] Transaction*

B.	[*****] Transaction*

*	[*****] Transactions may only be based on NAVTECH Data for the Territory of [*****]; Data for the Territory of [*****] may not be used under this TL for [*****] Transactions.

II.	License Fees & Due Dates. License fees for each Transaction are as set forth in Table 1 below, and shall be due on and paid by the last day of the [*****] of distribution of the Transaction. To the extent that Licensee is unable to accurately determine the amount of license fees due for the [*****] by such date, Licensee shall estimate the license fees amount in good faith, and then adjust for variances in the next [*****] payment.

License fees are calculated as follows:

For [*****] Transactions, license fees are determined from Table 1, based on [*****]. License Fees are only available on [*****]. Example: There are [*****] having [*****] Transactions and [*****] provided with Subscriptions for [*****] Transactions in a calendar month. The license fees would be [*****].

License Fees [*****]

Table 1

[*****] Transactions

[*****] Territory (in U.S. $)

[*****]		License Fee
		[*****]	[*****]	[*****]
A	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
B	[*****]	[*****]	[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]
			[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] (“[LICENSEE]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X Navigation Technologies [Insert “Navigation Technologies B.V. where European NAVTECH Data is used][Also insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario.

TERMS AND CONDITIONS

Personal Use Only. You agree to use this Data together with [insert name of LICENSEE’s authorized Application] for the solely non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your non-commercial use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [LICENSEE], and without limiting the preceding paragraph, you may not use this Data (i) for or with real time route guidance, (ii) with or for any devices or systems that include resident geographic data and/or which enable a continuous or intermittent (i.e., more frequently than once per minute) position determination; (iii) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering, or (iv) in any other manner not otherwise expressly licensed to you.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Disclaimer of Endorsement: Reference to any products, services, processes, hypertext links to third parties or other Data by trade name, trademark, manufacturer, supplier or otherwise does not necessarily constitute or imply its endorsement, sponsorship or recommendation by [LICENSEE] or its licensors. Product and service information are the sole responsibility of each individual vendor. The Navigation Technologies name and logo, the NAVTECH and NAVTECH ON BOARD trademarks and logos, and other trademarks and trade names owned by Navigation Technologies may not be used in any commercial manner without the prior written consent of Navigation Technologies.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Indemnity. You agree to indemnify, defend and hold [LICENSEE] and its licensors (including their respective licensors, suppliers, assignees, subsidiaries, affiliated companies, and the respective officers, directors, employees, shareholders, agents and representatives of each of them) free and harmless from and against any liability, loss, injury (including injuries resulting in death), demand, action, cost, expense, or claim of any kind or character, including but not limited to attorney’s fees, arising out of or in connection with any use or possession by you of this Data.

Entire Agreement. These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

CONFIDENTIAL TREATMENT

Governing Law. The above terms and conditions shall be governed by the laws of the Illinois [insert “Netherlands” where European NAVTECH Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of Illinois [insert “The Netherlands” where European NAVTECH Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the NAVTECH Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, (i) for acquisitions conducted by the Department of Defense, the NAVTECH Data is licensed with “Limited Rights” in accordance with the rights set forth at DFARS 252.227-7013(b)(3), TECHNICAL DATA-NONCOMMERCIAL ITEMS, and NAVTECH Data delivered or otherwise furnished with “Limited Rights” shall be marked with the following “Limited Rights Notice” set forth at DFARS 252.227-7013(f)(3), and shall be treated in accordance with such Notice:

LIMITED RIGHTS
Contract No.:
Contractor (Manufacturer/Supplier) Name: Navigation Technologies North America, LLC
Contractor (Manufacturer/Supplier) Address: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data-Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

and; (ii) for civilian agency acquisitions, the NAVTECH Data is licensed in accordance with the rights set forth at FAR 52.227-14(g)(1), RIGHTS IN DATA-GENERAL (Protection of limited rights data and computer software). In the event that the Contracting Officer requires the delivery of limited rights NAVTECH Data that has been withheld or would otherwise be withholdable in accordance with FAR 52.227-14(g)(1), the NAVTECH Data is licensed with “Limited Rights” as set forth in the following “Limited Rights Notice” at FAR 52.227-14(g)(2) (Alternate II), which shall be affixed to the NAVTECH Data and the NAVTECH Data shall be treated in accordance with such Notice (which shall be marked on any reproduction of these data, in whole or in part):

LIMITED RIGHTS NOTICE (JUN 1987)

These data are submitted with limited rights under Government Contract No.             (and subcontract             , if appropriate). These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure: There are no additional purposes permitting disclosure of such Data.

The manufacturer/supplier of the Data is Navigation Technologies North America, LLC, 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654.

If the Contracting Officer refuses to use either of the licenses provided in (i) or (ii), herein, the Contracting Officer must notify Navigation Technologies North America, LLC prior to seeking additional or alternative rights in the NAVTECH Data.